Exhibit 10.1

TERMINATION AGREEMENT

This Termination Agreement (this “Termination Agreement”) is made and entered into effective as of this 20th day of December, 2007, among BEHRINGER HARVARD MULTIFAMILY OP I LP, a Delaware limited partnership (“Borrower”); BEHRINGER HARVARD MULTIFAMILY REIT I, INC., a Maryland corporation (“REIT”), BEHRINGER HARVARD HOLDINGS, LLC, a Delaware limited liability company (the “Sponsor”); and BEHRINGER HARVARD OPERATING PARTNERSHIP I LP, a Texas limited partnership, as agent (in such capacity, the “Agent”) and as lender (in such capacity, the “Lender” and together with Borrower, REIT and Sponsor, each a “Party” and together the “Parties”).

WITNESSETH:

WHEREAS, the Parties and each of the Subsidiary Guarantors (as defined in the Agreement (as hereinafter defined)) made a party thereto from time to time, previously entered into a Revolving Credit, Security and Guaranty Agreement, dated April 2, 2007, and that certain First Amendment to Revolving Credit, Security and Guaranty Agreement, dated August 29, 2007 (the “Agreement”).

WHEREAS, the Parties desire to terminate the Agreement on the terms set forth herein.

NOW THEREFORE, for the reasons described above, in consideration of the promises and the mutual covenants and representations herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, Borrower and Lender hereby agree as follows:

AGREEMENT:

1.             Capitalized Terms.  All capitalized terms used, but not defined herein shall have the meanings set forth in the Agreement.

2.             Termination of Agreement.  Each of Borrower and Lender agree that the Agreement be and hereby is terminated in accordance with Section 13.2 therein. Lender hereby waives Borrower’s requirement to provide 30-day written notice of such termination.

3.             No Outstanding Obligations.  Borrower hereby represents and warrants that there remain no Obligations outstanding to Lender under the Agreement or otherwise and acknowledges and agrees that Borrower shall no longer be under any obligation to make any Advances thereunder.  Further, Lender hereby acknowledges receipt from Borrower of $67,456.03, in satisfaction of all amounts due and payable under Section 3.4 of the Agreement.

4.             Indemnification by Borrower.  Borrower does hereby indemnify Lender and each of its officers, directors, Affiliates, employees and agents from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against Lender in any litigation, proceeding or investigation instituted or conducted by any governmental agency or instrumentality or any other Person with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, the Agreement or any Obligations created by the Agreement, the Other Documents, whether or not Lender is a party thereto, except to the extent that any of the foregoing arises out of the gross negligence or willful misconduct of the party being indemnified.

5.             Release of Liens.  Lender hereby agrees to terminate and to take all steps necessary to release any and all liens and security interests Lender may have in any of the Collateral, including all Subsidiary Stock and Bank Accounts. Lender hereby authorizes Borrower to file UCC termination statements in each jurisdiction that Borrower deems necessary or desirable in order to terminate Lender’s perfected security interests in any and all Collateral.

6.             Authority. Each individual executing this Termination Agreement on behalf of an entity represents and warrants that (a) he or she is duly authorized to execute and deliver this Termination Agreement on behalf of the entity; (b) the entity has all requisite power and authority to execute, deliver and perform under this Termination Agreement; (c) the execution, delivery and performance by the entity has been duly authorized by all necessary action, corporate or otherwise, on the part of the entity; and (d) this Termination Agreement is binding upon the entity.

[Rest of Page Left Blank; Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Termination Agreement to be duly executed on the day and year first above written.

BORROWER:

BEHRINGER HARVARD MULTIFAMILY OP I LP, a Delaware limited partnership

By:	BHMF, Inc., its general partner

	By:	/s/ Gerald J. Reihsen, III
	Name:	Gerald J. Reihsen, III
	Title:	Executive Vice President –
Corporate Development & Legal

REIT:

BEHRINGER HARVARD MULTIFAMILY REIT I, INC., a Maryland corporation

By:	/s/ Gerald J. Reihsen, III
Name:	Gerald J. Reihsen, III
Title:	Executive Vice President – Corporate
Development & Legal

SPONSOR:

BEHRINGER HARVARD HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Gerald J. Reihsen, III
Name:	Gerald J. Reihsen, III
Title:	Executive Vice President – Corporate
Development & Legal

AGENT AND LENDER:

BEHRINGER HARVARD OPERATING
PARTNERSHIP I LP, a Texas limited partnership

By:	BHR, Inc.
Its:	General Partner

By:	/s/ Gerald J. Reihsen, III
Name:	Gerald J. Reihsen, III
Title:	Executive Vice President –
Corporate Development & Legal